UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2014


                                 TUNGSTEN CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                       000-54342               98-0583175
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

1671 Southwest 105 Lane, Davie, Florida                            33324
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 476-4638

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On April 7, 2014, Tungsten Corp., a Nevada corporation (the "Company"), entered into Amendment No.1 (the "Amendment) to the Registration Rights Agreement (the "Rights Agreement"), dated February 18, 2014, between the Company and Hanover Holdings I, LLC, a New York limited liability company. Pursuant to the terms of the Amendment, the Company is required to file a registration statement with the Securities and Exchange Commission covering the resale of 21,388,254 shares of common stock, including 2,065,177 shares as initial commitment shares, 3,750,000 shares as additional commitment shares, and 9,600,000 shares to cover the total commitment under the Rights Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto to Exhibit 10.1, and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1 Amendment No. 1 to Registration Rights Agreement, dated February 18, 2014, between the Company and Hanover Holdings I, LLC

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TUNGSTEN CORP. (Registrant)


Date: April 7, 2014                    By: /s/ Guy Martin
                                           -------------------------------------
                                           Guy Martin
                                           President and Chief Executive Officer


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